                                                                     EXHIBIT 24




                               POWER OF ATTORNEY




         WHEREAS, Pool Energy Services Co., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the year ended December 31, 1996, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report (the "Annual Report");


         NOW, THEREFORE, the undersigned, in his capacity as a Director of the Company, does hereby appoint J. T. Jongebloed and E. J. Spillard, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a Director of the Company said Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in the aforesaid capacity every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them pursuant to this Power of Attorney.


         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of February, 1997.





                                                   /s/ W. C. McCORD
                                                  ------------------------
                                                   W. C. McCord

                               POWER OF ATTORNEY




         WHEREAS, Pool Energy Services Co., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the year ended December 31, 1996, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report (the "Annual Report");


         NOW, THEREFORE, the undersigned, in his capacity as a Director of the Company, does hereby appoint J. T. Jongebloed and E. J. Spillard, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a Director of the Company said Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in the aforesaid capacity every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them pursuant to this Power of Attorney.


         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of February, 1997.





                                          /s/ WILLIAM H. MOBLEY
                                          ------------------------------
                                          William H. Mobley

                               POWER OF ATTORNEY




         WHEREAS, Pool Energy Services Co., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the year ended December 31, 1996 with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report (the "Annual Report");


         NOW, THEREFORE, the undersigned, in his capacity as a Director of the Company, does hereby appoint J. T. Jongebloed and E. J. Spillard, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a Director of the Company said Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in the aforesaid capacity every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them pursuant to this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of February, 1997.



                                                  /s/ JOSEPH R. MUSOLINO
                                                  ----------------------------
                                                  Joseph R. Musolino

                               POWER OF ATTORNEY




         WHEREAS, Pool Energy Services Co., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the year ended December 31, 1996, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report (the "Annual Report");


         NOW, THEREFORE, the undersigned, in his capacity as a Director of the Company, does hereby appoint J. T. Jongebloed and E. J. Spillard, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a Director of the Company said Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in the aforesaid capacity every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them pursuant to this Power of Attorney.


         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of February, 1997.




                                                    /s/ JAMES L. PAYNE
                                                    ------------------------
                                                    James L. Payne

                              POWER OF ATTORNEY




         WHEREAS, Pool Energy Services Co., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the year ended December 31, 1996, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report (the "Annual Report");


         NOW, THEREFORE, the undersigned, in his capacity as a Director of the Company, does hereby appoint J. T. Jongebloed and E. J. Spillard, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a Director of the Company said Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in the aforesaid capacity every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them pursuant to this Power of Attorney.


         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of February, 1997.




                                                 /s/ DONALD D. SYKORA
                                                 ---------------------------
                                                 Donald D. Sykora

                               POWER OF ATTORNEY




         WHEREAS, Pool Energy Services Co., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the year ended December 31, 1996, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report (the "Annual Report");


         NOW, THEREFORE, the undersigned, in his capacity as a Director of the Company, does hereby appoint J. T. Jongebloed and E. J. Spillard, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a Director of the Company said Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in the aforesaid capacity every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them pursuant to this Power of Attorney.


         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of March, 1997.




                                              /s/ GARY D. NICHOLSON
                                              -----------------------------
                                              Gary D. Nicholson